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                                                                    EXHIBIT 23.1

                         [DELOITTE & TOUCHE LETTERHEAD]

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Pivotal Corporation (formerly, Pivotal Software Inc.) on Form F-1 of our report dated November 6, 1998 appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

CHARTERED ACCOUNTANTS

Vancouver, British Columbia
July 14, 1999